Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event

14. Subsequent Event

On February 4, 2022, we entered into an agreement and plan of merger with Nano Precision Medical, Inc., a California corporation (“NPM”), and, upon and subject to the execution of a joinder, NPM Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the agreement and subject to the terms and conditions set forth therein, NPM will merge with and into Merger Sub (the “Merger”), and upon consummation of the merger, Merger Sub will cease to exist and NPM will become a wholly-owned subsidiary of the Company. Upon completion of the merger and subject to shareholder approval, the Company will change its name as agreed in the future and intends to change its trading symbol as NPM requests in writing following consultation with Nasdaq.